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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2003

                           SPEEDWAY MOTORSPORTS, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-13582               51-0363307
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


5555 Concord Parkway South, Concord, North Carolina                       28027
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (704) 455-3239

________________________________________________________________________________
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.   Regulation FD Disclosure.

     Speedway Motorsports, Inc. ("SMI") is negotiating the refinancing of its bank credit facility, which matures in May 2004. SMI has received no commitments in this regard and cannot provide any assurance that it will be able to conclude such a refinancing successfully.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number      Description
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99.1                Earnings Press Release dated May 6, 2003

Item 12.  Results of Operations and Financial Condition.

     On May 6, 2003, SMI announced its earnings for the quarter ended March 31, 2003 in a press release, which is attached as Exhibit 99.1 to this report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SPEEDWAY MOTORSPORTS, INC.

Date: May 6, 2003                           By:  /s/ James B. Scudder
                                                 --------------------
                                                 James B. Scudder
                                                 Corporate Controller